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                                  UNITED STATES
                         SECURITIES EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of

                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 17, 2007

                               ERF WIRELESS, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Nevada                      000-27467                 76-0196431
         ------                      ---------                 ----------
(State of organization)      (Commission File Number)         (IRS Employer
                                                            Identification No.)


2911 South Shore Boulevard, Suite 100,
League City, Texas                                                 77573
------------------                                                 -----
(Address of principal executive offices)                        (Zip Code)

Registrant's Telephone Number, including area code: (281) 538-2101

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01. OTHER EVENTS.

         On April 17, 2007, ERF Wireless, Inc. ("ERF") announced that the company filed its Form 10-KSB with the Securities and Exchange Commission reporting results for the fiscal year ended December 31, 2006, in a press release. A copy of the press release is attached as Exhibit 99.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits

         99.1     Press Release dated April 17, 2007






                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            ERF Wireless, Inc.


                                            By: /s/ H. Dean Cubley
                                                --------------------------------
                                                Dr. H. Dean Cubley,
                                                Chief Executive Officer

DATE:    April 17, 2007



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                                  EXHIBIT INDEX



Exhibit No.             Description
-----------             -----------

99.1                    Press Release dated April 17, 2007